- --------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) April 6, 1995

                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)

        Delaware                     1-815                   51-0014090
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
     of Incorporation)            File Number)           Identification No.)

                              1007 Market Street
                          Wilmington, Delaware 19898
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  (302) 774-1000

- --------------------------------------------------------------------------------

Item 7.  Financial Statements and Exhibits

          In connection with Debt Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-48128 and No. 33-53327), we hereby file the following documents.


Exhibit
Number                    Description of Exhibit
- -------       ----------------------------------------------

  99          Copies of Documents Relating to Registrant's
              Share Repurchase on April 6, 1995, from JES
              Developments, Inc., A Wholly-Owned Subsidiary of The Seagram Company Ltd.


              1.  Agreement

              2.  Warrant Agreement

              3.  Warrant Certificates

              4.  Forms of Warrant Certificates

              5.  Registration Rights Agreement

              6.  Form of Individual/Family Standstill Agreement

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K/A, Amendment No. 1, to its current report on Form 8-K dated April 7, 1995 to be signed on its behalf by the undersigned hereunto duly authorized.



                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)



                                           /s/ D. B. Smith
                                 ------------------------------------
                                              D. B. Smith
                                         Assistant Controller



April 13, 1995

                                 EXHIBIT INDEX

 Exhibit
 Number                            Description of Exhibit
- ---------                -----------------------------------------

   99 Copies of Documents Relating to Registrant's Share Repurchase on April 6, 1995, from JES Developments, Inc., A Wholly-Owned Subsidiary of The Seagram Company Ltd.


                         1.  Agreement

                         2.  Warrant Agreement

                         3.  Warrant Certificates

                         4.  Forms of Warrant Certificates

                         5.  Registration Rights Agreement

                         6.  Form of Individual/Family Standstill Agreement